UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 11, 2018

Surge Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52522	98-0550352
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3124 Brother Blvd 104, Bartlett TN	38133
(Address of principal office)	(zip code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item 2.01	Completion of Acquisition or Disposition of Assets

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement.

On April 11, 2018, Surge Holdings, Inc., a Nevada corporation, True Wireless, Inc., an Oklahoma corporation (“TW”) and TW Acquisition Corporation, a newly formed Nevada corporation (hereafter “Acquisition Sub”), completed the merger contemplated by the Agreement and Plan of Reorganization (hereafter the “Merger Agreement”) entered into as of April 11, 2018 by and among the Company, TW and Acquisition Sub.

Pursuant to the terms of the Merger Agreement, TW merged into Acquisition Sub in a transaction where TW was the surviving company and become a wholly-owned subsidiary of the Company. The transaction was structured as a tax-free reverse triangular merger. In addition to the 12,000,000 shares of Company Common Stock and $500,000 cash which has been previously paid to the shareholders of TW, at the Closing of the merger transaction, the shareholders of TW received the following as additional merger consideration:

●	152,555,416 shares of newly-issued Company Common Stock, which will give the shareholders of TW, on a proforma basis, a 69.5% interest in the Company’s total Common Shares.

●	An additional number of shares of Company Common Stock, if any, necessary to vest 69.5% of the aggregate issued and outstanding Common Stock in the shareholders of TW at the Closing.

●	A Promissory Note in the original face amount of $3,000,000, bearing interest at 3% per annum maturing on December 31, 2018.

●	3,000,000 shares of newly-issued Company Series A Preferred Stock

The Company’s investment in TW consists of the following:

	Shares	Amount
Consideration paid prior to Closing:
Cash paid		$500,000
Common stock issued	12,000,000	1,200,000
Total consideration paid	12,000,000	$1,700,000
Consideration paid at Closing:
Common stock to be issued at closing	152,707,516	$60,683,006
Series A Preferred Stock to be issued at closing	3,000,000	120,000
Note payable due December 31, 2018		1,500,000
Total consideration to be paid		$62,303,006

Total consideration		$64,003,006

Following the Closing, TW’s financial statements as of the Closing will be consolidated with the Consolidated Financial Statements of the Company

The foregoing summary of the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Form 8-K filed with the Securities and Exchange Commission, which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 11, 2018, Surge Holdings, Inc., a Nevada corporation, True Wireless, Inc., an Oklahoma corporation (“TW”) and TW Acquisition Corporation, a newly formed Nevada corporation (hereafter “Acquisition Sub”), completed the merger contemplated by the Agreement and Plan of Reorganization (hereafter the “Merger Agreement”) entered into as of April 11, 2018 by and among the Company, TW and Acquisition Sub.

Pursuant to the terms of the Merger Agreement, TW merged into Acquisition Sub in a transaction where TW was the surviving company and become a wholly-owned subsidiary of the Company. The transaction was structured as a tax-free reverse triangular merger. In addition to the 12,000,000 shares of Company Common Stock and $500,000 cash which has been previously paid to the shareholders of TW, at the Closing of the merger transaction, the shareholders of TW received the following as additional merger consideration:

● 152,555,416 shares of newly-issued Company Common Stock, which will give the shareholders of TW, on a proforma basis, a 69.5% interest in the Company’s total Common Shares.

● An additional number of shares of Company Common Stock, if any, necessary to vest 69.5% of the aggregate issued and outstanding Common Stock in the shareholders of TW at the Closing.

● A Promissory Note in the original face amount of $3,000,000, bearing interest at 3% per annum maturing on December 31, 2018.

● 3,000,000 shares of newly-issued Company Series A Preferred Stock

The Company’s investment in TW consists of the following:

	Shares	Amount
Consideration paid prior to Closing:
Cash paid		$500,000
Common stock issued	12,000,000	1,200,000
Total consideration paid	12,000,000	$1,700,000
Consideration paid at Closing:
Common stock to be issued at closing	152,707,516	$60,683,006
Series A Preferred Stock to be issued at closing	3,000,000	120,000
Note payable due December 31, 2018		1,500,000
Total consideration to be paid		$62,303,006

Total consideration		$64,003,006

Following the Closing, TW’s financial statements as of the Closing will be consolidated with the Consolidated Financial Statements of the Company

The foregoing summary of the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Form 8-K filed with the Securities and Exchange Commission, which is incorporated herein by reference.

Item 8.01. Other Events.

On April 13, 2018, the Company issued a press release announcing the closing of the merger. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements required by this Item are not being filed with this Current Report on Form 8-K. Such financial statements will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this Item is not being filed with this Current Report on Form 8-K. Such pro forma financial information will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of April 11, 2018 by and among the Company, TW Wireless, Inc. and TW Acquisition Corporation (filed as exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference).

99.1	Press Release, dated April 13, 2018, of Surge Holdings, Inc. announcing the closing of the merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGE HOLDINGS, INC.

By:	/s/ Kevin Brian Cox
Name:	Kevin Brian Cox
Title:	Chief Executive Officer

Date: April 16, 2018

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of April 11, 2018 by and among the Company, TW Wireless, Inc. and TW Acquisition Corporation (filed as exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference).

99.1	Press Release, dated April 13, 2018, of Surge Holdings, Inc. announcing the closing of the merger.